Exhibit 10.22

AMENDMENT NO. 1 TO

MYSPACE, INC.

2005 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 1 TO THE MYSPACE, INC. 2005 EQUITY INCENTIVE PLAN (this “First Amendment”), dated as of April 4, 2005, is made and adopted by MySpace, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the MySpace, Inc. 2005 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan to reflect the four-for-one stock split of the outstanding shares of the Company’s Common Stock and to increase the number of Shares of Common Stock of the Company subject thereto; and

WHEREAS, pursuant to Section 15 of the Plan, the Plan may be amended by the Board from time to time.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. The second sentence of Section 3 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following sentence:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 1,606,472 Shares.”

2. The first clause of Section 6(c) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following sentence:

“No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than Eight Hundred Thousand (800,000) Shares (subject to adjustment as provided in Section 13 of the Plan);”

3. This First Amendment shall be effective as of the date hereof, subject to approval by the Company’s stockholders.

4. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

5. Except as set forth herein, the Plan shall remain in full force and effect.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties below have caused the foregoing First Amendment to be approved by their officers duly authorized on this 4th day of April, 2005.

MYSPACE, INC.
a Delaware corporation

By:	/s/ CHRISTOPHER DEWOLFE
Christopher DeWolfe
President

I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of MySpace, Inc. on March 3, 2005.

Executed on this 4th day of April, 2005.

By:	/s/ CHRISTOPHER DEWOLFE
Christopher DeWolfe
President

* * * * * * * * *

I hereby certify that the foregoing First Amendment was duly adopted by the stockholders of MySpace, Inc. on March 25, 2005.

Executed on this 4th day of April, 2005.

By:	/s/ JOSH BERMAN
Josh Berman
Secretary